                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): MAY 13, 2003





                                    DVI, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                           001-11077                            22-2722773
---------------------------------   ---------------------------------     -------------------------------
(State or other jurisdiction of        (Commission File Number)                   (I.R.S. Employer
incorporation or organization)                                                   Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                                    18929
------------------------------------------                                ---------------------------------
(Address of principal executive offices)                                              (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000





--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements - None

      (b)   Pro Forma Financial Information - None

      (c)   Exhibits

            99.1 Transcript of DVI, Inc. Fiscal Third Quarter 2003 Earnings Release Conference Call of May 13, 2003


ITEM  12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2003, DVI, Inc. issued a press release regarding its results of operations for the three and nine-month periods ended March 31, 2003 and 2002. A copy of this press release was furnished with the Securities and Exchange Commission on May 14, 2003 on a separate Form 8-K. The Third Quarter 2003 Earnings Release Conference Call was held on May 13, 2003, the day after the filing of the press release. A transcript of this conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                  EXHIBIT INDEX

Exhibit No.

99.1 Transcript of DVI, Inc. Fiscal Third Quarter 2003 Earnings Release Conference Call of May 13, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                  DVI,Inc.
                                                                  --------
                                                                (Registrant)



Dated:     May 23, 2003                       By:   /s/ Steven R. Garfinkel
                                                    ----------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer